UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2018 (Date of earliest event reported)

POTLATCHDELTIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Items 1.01

Entry into a Material Definitive Agreement

On December 20, 2018, PotlatchDeltic Corporation, a Delaware corporation (“PotlatchDeltic”) and its subsidiary, Del-Tin Fiber, LLC (“Del-Tin”) entered into an Asset Purchase and Sale Agreement (“Purchase Agreement”) with Roseburg Forest Products (“Roseburg”). On the terms and subject to the conditions set forth in the Purchase Agreement, Roseburg has agreed to purchase Del-Tin’s El Dorado MDF business (“Business”) for a purchase price of approximately $92 million, consisting of approximately $63 million in cash and assumption of $29 million of revenue bonds.  The purchase price is subject to adjustment for any change in the working capital of the business from a specified target amount.

The Business includes, among other things, its MDF facility located in El Dorado, Arkansas and certain real, personal and intellectual property related to the Business.

Del-Tin has agreed to certain pre-closing covenants in the Purchase Agreement, including a covenant to conduct the Business in the ordinary course and certain environmental covenants.  A portion of the purchase price for the Business will be escrowed pending satisfaction of the environmental covenants.  Closing of the sale is subject to customary closing conditions, including, (1) the absence of any material adverse effect on the Business, (2) receipt of required regulatory approvals, including the waiting period required pursuant to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976; and (3) execution and delivery of certain ancillary transaction agreements.  The sale is not subject to a financing condition.

The sale is expected to close in the first quarter of 2019.  The Purchase Agreement permits either party to terminate the Purchase Agreement if the sale has not been consummated on or before March 15, 2019.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities related to the sale.

The Purchase Agreement and the above description of the Purchase Agreement have been included to provide investors with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about PotlatchDeltic, Del-Tin, Roseburg or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by PotlatchDeltic. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of PotlatchDeltic or any of its subsidiaries, affiliates or businesses.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10.1 is incorporated here by reference.

Item 8.01Other Events

On December 21, 2018 PotlatchDeltic issued a press release announcing the sale of El Dorado MDF to Roseburg. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking information about PotlatchDeltic that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed sale of the MDF business by PotlatchDeltic to Roseburg. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other

“forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction or satisfy the conditions to the completion of the transaction, including the receipt of regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the failure of the proposed transaction to close for any other reason; general competitive, economic, political and market conditions and fluctuations, including changes in interest rates, credit availability, changes in the regulatory environment; and similar matters.  PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

10.1	Asset Purchase and Sale Agreement
99.1	Press Release dated December 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2018

POTLATCHDELTIC CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Asset Purchase and Sale Agreement
99.1	Press Release dated December 21, 2018

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